Exhibit 99.1

DuPont Announces Leadership Transition

Ed Breen to Transition to Executive Chair Role; Lori Koch Named Chief Executive Officer;

Antonella Franzen Named Chief Financial Officer

WILMINGTON, Del., May 22, 2024 - DuPont (NYSE: DD) today announced that its Board of Directors has selected Lori D. Koch, DuPont’s Chief Financial Officer, to succeed Edward D. Breen as the company’s Chief Executive Officer. Effective June 1, 2024, Mr. Breen will transition from the role of CEO to full-time Executive Chairman of the Board of Directors. Additionally, Ms. Koch is expected to join the Board of Directors at its next regularly scheduled meeting in June.

Also, effective June 1, 2024, Antonella B. Franzen, Chief Financial Officer of DuPont’s Water and Protection segment is appointed DuPont’s Chief Financial Officer.

“As Executive Chairman and CEO of DuPont, Ed Breen has guided the company through a significant chapter of transformation and value creation. We are grateful for his leadership,” said Alexander M. Cutler, DuPont’s Lead Independent Director. “The Board believes that Lori Koch is an ideal leader for the next phase of the company’s journey and is pleased that Ed will continue serving as a trusted partner to her.”

“I am delighted that Lori will serve as DuPont’s next CEO,” said Mr. Breen. “She has had a tremendous impact as CFO, helping us navigate the unprecedented challenges of the past few years while positioning the company for long-term success. I’m confident that her leadership capability and vision will further accelerate DuPont’s transformation and growth.”

“Additionally, Antonella will be terrific as DuPont’s next CFO,” continued Mr. Breen. “I’ve known her for many years, and she’ll be a strong partner to Lori in delivering financial excellence.”

“I am honored to be appointed as the next CEO of DuPont, and I’m excited about our company’s future,” Ms. Koch said. “It’s been a privilege to have worked side-by-side with Ed these past several years, and I look forward to working with him, Antonella, and our DuPont colleagues around the world in continuing to drive value for our customers, employees, shareholders, and communities.”

2024 Financial Outlook

DuPont reaffirms its second quarter and full year 2024 financial guidance for net sales, operating EBITDA and adjusted EPS as provided on May 1, 2024 as part of its first quarter earnings release.

Biographical Information

Lori D. Koch has served as DuPont’s Chief Financial Officer since February 2020. Prior to that, Ms. Koch served as the Company’s Vice President, Investor Relations and Corporate Financial Planning & Analysis. She previously served as Director of Investor Relations of E. I. du Pont de Nemours and Company (EID), Global Finance Director of EID’s Performance Materials business, and Global Finance Manager for various EID businesses. Additionally, she currently serves as a director of Actylis, a New Mountain Capital LLC portfolio company, and is on the Board of Visitors of the Smeal College of Business at Penn State University.

Edward D. Breen has served as Executive Chairman and Chief Executive Officer of DuPont since 2020. He previously served as Chief Executive Officer of DowDuPont and prior to the merger of DuPont and Dow, was Chairman and CEO of E. I. du Pont de Nemours and Company. Previously, he served as Chairman and CEO of Tyco International, President of Motorola, and as Chairman, President, and CEO of General Instrument Corporation. Also, Mr. Breen is lead independent director of Comcast Corporation and a member of the advisory board of New Mountain Capital LLC.

Antonella B. Franzen has served as the Chief Financial Officer of the Water & Protection segment since 2022. Before joining DuPont, Ms. Franzen was Vice President, Chief Investor Relations and Communications Officer at Johnson Controls International. Before the merger of Tyco International with Johnson Controls, she held various roles of increasing responsibility at Tyco, including leading investor relations, corporate finance and external reporting. She began her career with PwC, providing assurance advisory services to large multinational public companies in the industrial and pharmaceutical sectors. Antonella currently serves on the board of JELD-WEN Holding, Inc.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at investors.dupont.com.

For further information contact:

DuPont
Investors:	Media:
Chris Mecray	Dan Turner
chris.mecray@dupont.com	daniel.a.turner@dupont.com
+1 302-295-5860	+1 302-299-7628

DuPontTM and all products, unless otherwise noted, denoted with TM, SM or ® are trademarks, service marks or registered trademarks of affiliates of DuPont de Nemours, Inc.

Cautionary Statement about Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target, “outlook,” “stabilization,” “confident,” “preliminary,” “initial,” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements, including statements regarding outlook, expectations and guidance. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the risks relating to the planned successions, including disruptions and uncertainties related thereto; (ii) the ability of the appointees to have the desired level of experience and expertise; (iii) the potential impact on DuPont’s business and future strategic direction resulting from the successions; (iv) DuPont’s ability to retain key members of senior management; (v) negative effects of the announcement of the planned successions on the market price of DuPont’s securities and/or on the financial performance of DuPont; (vi) the ability to achieve anticipated tax treatments in connection with completed and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; (vii) risks and uncertainties related to the settlement agreement concerning PFAS liabilities reached June 2023 with plaintiff water utilities by Chemours, Corteva, EIDP and DuPont; (viii) risks and costs related to each of the parties respective performance under and the impact of the arrangement to share future eligible PFAS costs by and between DuPont, Corteva and Chemours, including the outcome of any pending or future litigation related to PFAS or PFOA, including personal injury claims and natural resource damages claims; the extent and cost of ongoing remediation obligations and potential future remediation obligations; changes in laws and regulations applicable to PFAS chemicals; (ix) indemnification of certain legacy liabilities; (x) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions;(xi) the risks and uncertainties, including increased costs and the ability to obtain raw materials and meet customer needs from, among other events, pandemics and responsive actions; (xii) timing and recovery from demand declines in consumer-facing markets, including in China; (xiii) adverse changes in worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions; and other factors beyond DuPont’s control, including inflation, recession, military conflicts, natural and other disasters or weather-related events, that impact the operations of the company, its customers and/or its suppliers; (xiv) the ability to offset increases in cost of inputs, including raw materials, energy and logistics; (xv) the risks associated with demand and market conditions in the semiconductor industry and associated end markets, including from continuing or expanding trade disputes or restrictions, including on exports to China of U.S.-regulated products and technology; (xvi) the risks, including ability to achieve, and costs associated with DuPont’s sustainability strategy, including the actual conduct of the company’s activities and results thereof, and the development, implementation, achievement or continuation of any goal, program, policy or initiative discussed or expected; (xvii) other risks to DuPont’s business and operations, including the risk of impairment; (xviii) the possibility that the Company may fail to realize the anticipated benefits of the $1 billion share repurchase program announced on February 6, 2024 and that the program may be suspended, discontinued or not completed prior to its termination on June 30, 2025; and (xix) other risk factors discussed in DuPont’s most recent annual report and subsequent current and periodic reports filed with the U.S. Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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